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THE JAPAN FUND, INC.


Supplement to Prospectus
Dated May 1, 1998

The following replaces the section entitled "Minimum balances" under the "Transaction Information" section on page 18:

Minimum balances

Shareholders should maintain a share balance worth at least $2,500, which amount may be changed by the Board of Directors. A shareholder may open an account with at least $1,000, if an automatic investment plan of $100/month is established. Scudder retirement plans and certain other accounts have similar or lower minimum share balance requirements.

The Fund reserves the right, following 60 days' written notice to applicable shareholders, to:

        o assess an annual $10 per fund charge (with the fee to be paid to the fund) for any non-fiduciary account without an automatic investment plan in place and a balance of less than $2,500; and

        o redeem all shares in fund accounts below $1,000 where a reduction in value has occurred due to a redemption, exchange or transfer out of the account. The Fund will mail the proceeds of the redeemed account to the shareholder.

Reductions in value that result solely from market activity will not trigger an involuntary redemption. Shareholders with a combined household account balance in any of the Scudder Funds of $100,000 or more, as well as group retirement and certain other accounts will not be subject to a fee or automatic redemption.

Fiduciary  and  custodial  accounts  with  balances  below  $100 are  subject to
automatic   redemption   following  60  days'   written   notice  to  applicable
shareholders.

Please refer to "Exchanges and Redemptions -- Other Information" in the Fund's Statement of Additional Information for more information.


October 30, 1998